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THE RODNEY SQUARE STRATEGIC EQUITY FUND
    LARGE CAP GROWTH EQUITY PORTFOLIO
    LARGE CAP VALUE EQUITY PORTFOLIO
    SMALL CAP EQUITY PORTFOLIO
    INTERNATIONAL EQUITY PORTFOLIO


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                          PROSPECTUS DATED MAY 1, 1999



     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.


     Please note that these mutual funds:

(BULLET)  are not bank deposits

(BULLET) are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

(BULLET)  are not federally insured

(BULLET) are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

(BULLET)  are not guaranteed to achieve their goal(s)


     Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


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TABLE OF CONTENTS

A LOOK AT THE GOALS,          PORTFOLIO DESCRIPTION
STRATEGIES, RISKS,            Investment Objectives...........................3
EXPENSES AND FINANCIAL        Primary Investment Strategies...................4
HISTORY OF EACH               Risk Factors Related to the Portfolios..........8
PORTFOLIO.                    Performance Information........................10
                              Fees and Expenses..............................14
                              Financial Highlights...........................16

DETAILS ABOUT THE SERVICE     MANAGEMENT OF THE FUND
PROVIDERS.                    Investment Adviser.............................20
                              Portfolio Managers ............................20
                              Sub-Advisers ..................................21
                              Service Providers..............................22

POLICIES AND INSTRUCTIONS     SHAREHOLDER INFORMATION
FOR OPENING, MAINTAINING      Pricing of Shares..............................23
AND CLOSING AN ACCOUNT        Purchase of Shares.............................24
IN ANY OF THE PORTFOLIOS.     Redemption of Shares...........................25
                              Exchange of Shares.............................27
                              Dividends and Other Distributions..............28
                              Taxes..........................................28


                              FOR MORE INFORMATION...........................29


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

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THE RODNEY SQUARE
STRATEGIC EQUITY FUND
[BULLET]  LARGE CAP GROWTH EQUITY PORTFOLIO
[BULLET]  LARGE CAP VALUE EQUITY PORTFOLIO
[BULLET]  SMALL CAP EQUITY PORTFOLIO
[BULLET]  INTERNATIONAL EQUITY PORTFOLIO

                             PORTFOLIO DESCRIPTION

PLAIN TALK
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                             WHAT IS A MUTUAL FUND?
A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio in The Rodney Square Strategic Equity Fund is a separate mutual fund.
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     The Rodney  Square  Strategic  Equity  Fund (the  "Fund")  consists of four separate portfolios, the Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio (each a "Portfolio" and together "Portfolios").

PLAIN TALK
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                                  WHAT IS CAP?
Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
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INVESTMENT OBJECTIVES
PLAIN TALK
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                               WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
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     The Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio
and the Small Cap Equity Portfolio each seek superior long-term growth of capital. The International Equity Portfolio seeks superior long-term capital appreciation. For purposes of these investment objectives, "superior" long-term growth of capital means that which would exceed the long-term growth of capital from an investment in the securities comprising the Russell 1000 Growth Index (for the Large Cap Growth Equity Portfolio); the Russell 1000 Value Index (for the Large Cap Value Equity Portfolio); the Russell 2000 Index, (for the Small Cap Equity Portfolio) and the Morgan Stanley Capital International Europe, Australasia and Far East Index (for the International Equity Portfolio). For more information on the specific Indexes, see the Section entitled "Primary Investment Strategies." These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.


PRIMARY INVESTMENT STRATEGIES

PLAIN TALK
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                             WHAT ARE GROWTH FUNDS?
Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
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     The LARGE CAP GROWTH EQUITY  PORTFOLIO is a diversified  portfolio of large cap U.S. equity (or related) securities that have above average earnings potential compared to the securities market as a whole. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 1000 Growth Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies found in the Russell 1000 Index, a passive index of the largest 1000 stocks in the U.S. as measured by their market capitalization, to determine their growth or value characteristics. Approximately 70% of those stocks are placed in either the Growth or Value Index. The remaining stocks are placed in
both   indexes   with  a  weight   proportional   to  their   growth   or  value
characteristics. The adviser uses proprietary quantitative research techniques to find companies with potentially attractive returns. After analyzing those companies, the assets of the Portfolio are invested in the stocks of companies
with  the  most  attractive  combination  of  long-term  earnings,   growth  and
valuation. Portfolio held securities are sold to make room for new companies with compelling growth and valuation characteristics or to preserve capital where fundamentals have deteriorated.

     At all times, the Large Cap Growth Equity Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET) common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and have a market capitalization of $2 billion or higher at the time of purchase;

(BULLET)  options on, or securities  convertible (such as convertible  preferred
          stock  and   convertible   bonds)  into,  the  common  stock  of  U.S.
          corporations described above;

(BULLET) options on indexes of the common stock of U.S. corporations described above; and

(BULLET) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

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PLAIN TALK
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                             WHAT ARE VALUE FUNDS?
Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
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     The LARGE CAP VALUE EQUITY  PORTFOLIO is a  diversified  portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 1000 Value Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 1000 Value Index is formed by assigning a style composite score to all of the companies found in the Russell 1000 Index, a passive index of the largest 1000 stocks in the U.S. as measured by their market capitalization, to determine their growth or value characteristics. Approximately 70% of those stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indexes with a weight proportional to their growth or value characteristics. The adviser uses proprietary quantitative research techniques to find companies that seem undervalued. After analyzing those companies, the assets of the Portfolio are invested in the stocks of companies with improving earnings prospects and attractive valuation. Portfolio held securities are sold to make room for new companies with compelling valuation characteristics and improving fundamental prospects or if the securities have not met our investment objective over a reasonable time period.

     At all times, the Large Cap Value Equity Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET) common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $2 billion or higher at the time of purchase;

(BULLET)  options on, or securities  convertible (such as convertible  preferred
          stock  and   convertible   bonds)  into,  the  common  stock  of  U.S.
          corporations described above;

(BULLET) options on indexes of the common stock of U.S. corporations described above; and

(BULLET) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

PLAIN TALK
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                           WHAT ARE SMALL CAP FUNDS?
Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth
but   they   also   typically   have   greater   risk   and   more   volitility.
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     The SMALL CAP EQUITY PORTFOLIO is a diversified portfolio of small cap U.S.
equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Portfolio's objective of



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long-term  growth  of  capital,   the  adviser  has  delegated  the  Portfolio's
investment management responsibilities to two investment teams. One team is growth-oriented, concentrating on investing in companies the adviser believesto have growth potential and the second team is value-oriented, concentrating on investing in companies the adviser believes to be undervalued. The growth oriented team and the value-oriented team both use proprietary quantitative research techniques to find companies with potentially attractive returns and that seem undervalued, respectively. After analyzing those companies, the growth-oriented team invests their portion of the Portfolio's assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation, and the value-oriented team invests their portion of the Portfolio's assets in the stocks of companies with improving earnings prospects and attractive valuation. Portfolio held securities are sold to make room for
new  companies   with   superior   growth,   valuation   and  projected   return
characteristics or to preserve capital where our original assessment of the company's growth prospects and earnings power has not proven optimistic. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization.

     At all times, the Small Cap Equity Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET) common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of less than $2 billion at the time of purchase;

(BULLET)  options on, or securities  convertible (such as convertible  preferred
          stock  and   convertible   bonds)  into,  the  common  stock  of  U.S.
          corporations described above;

(BULLET) options on indexes of the common stock of U.S. corporations described above; and

(BULLET) contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

PLAIN TALK
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                         WHAT ARE INTERNATIONAL FUNDS?
International  funds  invest in  securities  traded in markets of at least three
different   countries   outside  of  the  United  States.   An  investor  in  an
international  fund can avoid the  hassles  of  investing  directly  in  foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
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     The  INTERNATIONAL  EQUITY  PORTFOLIO is a diversified  portfolio of equity securities (including convertible securities) of issuers located outside of the United States. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and
industry   representation  and  listed  on  major  stock  exchanges  in  Europe,
Australasia and the Far East.
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

     Under normal conditions, the Portfolio will invest at least 85% of its total assets in the following equity (or related) securities:

(BULLET)  common stocks of foreign issuers;

(BULLET)  preferred   stocks  and/or  debt   securities   that  are  convertible
          securities of such foreign issuers; and

(BULLET) open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

     The International Equity Portfolio may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions.

     Three sub-advisers, Clemente Capital, Inc. ("Clemente"), Invista Capital Management Inc. ("Invista"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), manage the assets of the International Equity Portfolio. The adviser allocates the Portfolio's assets among each sub-adviser in roughly equal portions and then allows each sub-adviser to use its own investment approach and strategy to achieve the Portfolio's objective.

     Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global enviroment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the portfolio. Portfolio holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

     Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Portfolio holdings are sold when the relative attractiveness of a security is not as great as portfolio additions proposed by a member of the investment team.

     Scudder Kemper's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assesment of each country's fundamental and political characteristics combined with an objective, quantitative analyisis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Portfolio holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.

     The Portfolio utilizes this multiple sub-adviser structure to reduce portfolio volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor

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

performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

     ALL PORTFOLIOS. The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. The Large Cap Growth Equity Portfolio had a higher than normal portfolio turnover rate for its fiscal year ending December 31, 1998 due to changes in its investment adviser and investment policies. Portfolio securities that did not fit in the large capitalization investment parameters were replaced. Portfolio turnover rate is normally expected to be less than 100% for each of the Portfolios.

     Each Portfolio also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

RISK FACTORS RELATED TO THE PORTFOLIOS
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     The following is a list of the primary  risks that apply to all  Portfolios
unless  otherwise   indicated.   Additional   information  about  a  Portfolio's
investments is available in our Statement of Additional Information:

(BULLET) An investment in a Portfolio is not a deposit of Wilmington Trust Company ("WTC"), each Portfolio's investment adviser, any other bank, or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Portfolio.

(BULLET) CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Equity Portfolio. (International Equity Portfolio)

(BULLET) EURO RISK: On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaces the national currency for the eleven participating member countries. If a portfolio is holding investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts custody and accounting, will have been affected. (International Equity Portfolio)

(BULLET) DERIVATIVES RISK: Some of the Portfolios' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Portfolio's total assets may at any time be committed or exposed to derivative strategies.

(BULLET) FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Equity Portfolio)

(BULLET) GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth Equity and Small Cap Portfolios)

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

(BULLET) MANAGEMENT RISK: The risk that a strategy used by the adviser or a sub- adviser may fail to produce the intended result.

(BULLET) MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

(BULLET) NO TEMPORARY DEFENSIVE INVESTMENT POLICY: Unlike many other mutual funds, the Portfolios do not reserve authority to depart from their primary investment policies, even during declining markets, to temporarily pursue defensive investment policies in an effort to preserve capital. Each Portfolio will adhere to a policy of investing not less that 85% of its total assets in equity (or related) securities, during good and bad stock market conditions. Investors should consider the risk of capital losses that may flow from this policy should adverse market conditions arise and persist in the future in the decision of whether to invest, or remain invested, in the Portfolios.

(BULLET) OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

(BULLET) SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Equity Portfolio)

(BULLET) VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than it can sell them.

(BULLET) VALUE INVESTING RISK: The risk that a portfolio's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value Equity and Small Cap Equity Portfolios)

(BULLET) YEAR 2000 COMPLIANCE RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data on or after January 1, 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Portfolios. Additionally, if a company in which a Portfolio is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Portfolio's holdings may have a similar impact on the price of the Portfolio's shares. The adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

PERFORMANCE INFORMATION
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                       LARGE CAP GROWTH EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns for the Large Cap Growth Equity Portfolio for the last 10 calendar years of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Prior to February 23, 1998, the Large Cap Growth Equity Portfolio was managed by 2 or 3 different portfolio advisers selected by the Portfolio's former manager and administrator and operated under certain different investment policies. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. The Portfolio's investment policy now calls for investments to be made exclusively in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC
Rodney Square Strategic Equity Fund

                       LARGE CAP GROWTH EQUITY PORTFOLIO
                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

   Performance
      Years            Returns
------------------  --------------
    12/31/88
      1989             27.15%
      1990             -7.15%
      1991             41.54%
      1992              5.95%
      1993             14.57%
      1994             -0.23%
      1995             28.43%
      1996             24.25%
      1997             27.50%
      1998             23.58%


PLAIN TALK
--------------------------------------------------------------------------------
                             WHAT IS TOTAL RETURN?
Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
--------------------------------------------------------------------------------

     The total return for the Large Cap Growth Portfolio for the quarter ended March 31, 1999 was 3.65%. Over the past 10 calendar years, the highest quarter total return was 25.34% (quarter ended December 31, 1998). Over the past 10 calendar years, the lowest quarter total return was -17.12% (quarter ended September 30, 1990).

     The table below shows how the Large Cap Growth Equity Portfolio's average annual total returns for the past 1, 5 and 10 calendar years compare with the Russell 1000 Growth Index.

                                      1 YEAR         5 YEAR        10 YEAR
                                      ------         ------        -------
Large Cap Growth Equity Portfolio ... 23.58%         20.19%        17.67%
Russell 1000 Growth Index ........... 38.71%         25.70%        20.57%
S&P 500 Index* ...................... 28.58%         24.06%        19.19%

* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                        LARGE CAP VALUE EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Value Stock Fund, a collective investment fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Equity Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC

                        LARGE CAP VALUE EQUITY PORTFOLIO
                      CALENDAR YEAR RETURNS SINCE INCEPTION


   Performance
      Years            Returns
  ------------       -----------
      1992              13.49%
      1993              13.75%
      1994              -1.64%
      1995              34.38%
      1996              21.86%
      1997              24.55%
      1998              -2.75%


     The total return for the Large Cap Value Equity Portfolio for the quarter ended March 31, 1999 was -6.13%. Over the life of the Portfolio, the highest quarter total return was 13.48% (quarter ended June 30, 1997). Over the life of the Portfolio, the lowest quarter total return was -10.62% (quarter ended September 30, 1998).

     The table below shows how the Large Cap Value Equity Portfolio's average annual total returns for the past 1 and 5 calendar years and the period December 1, 1991 (commencement of operations) through December 31, 1998 compare with the Russell 1000 Value Index.

                                      1 YEAR    5 YEAR    SINCE INCEPTION
                                      ------    ------    ---------------
Large Cap Value Equity Portfolio .... -2.75%    14.30%         15.29%
Russell 1000 Value Index ............ 15.63%    20.86%         20.54%
S&P 500 Index* ...................... 28.58%    24.06%         21.08%

* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock pieces.

                           SMALL CAP EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Small Cap Stock Fund, a collective investment fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Equity Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC

                           SMALL CAP EQUITY PORTFOLIO
                     CALENDAR YEAR RETURNS SINCE INCEPTION

   Performance
      Year             Returns
   -----------        ---------
      1998              -2.32%



     The total return for the Small Cap Equity Portfolio for the quarter ended March 31, 1999 was -11.75%. Over the life of the Portfolio, the highest quarter total return was 20.59% (quarter ended September 30, 1997). Over the life of the Portfolio, the lowest quarter total return was -17.92% (quarter ended June 30, 1998).

     The table below shows how the Small Cap Equity Portfolio's average annual total returns for the past calendar year and for the period April 1, 1997* through December 31, 1998 compare with Russell 2000 Index.

                                      1 YEAR     SINCE APRIL 1, 1997
                                     --------    -------------------
Small Cap Equity Portfolio .........  -2.32%           17.40%
Russell 2000 Index .................  -2.54%           13.99%

* The Small Cap Stock Fund's inception date was October 1991. Prior to April 1997 the fund was managed by an investment adviser unaffiliated with its current adviser, which invested primarily in growth-oriented small cap companies with market capitalization values of $500 million or less at time of purchase. As of April 1997, Wilmington Trust Company (WTC) assumed management of the Fund and assigned management responsibilities to two different WTC portfolio management teams, one value-oriented and the other growth-oriented.

                         INTERNATIONAL EQUITY PORTFOLIO

     The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the International Stock Fund, a collective investment fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Equity Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR REPRESENTATITON OF DATA POINTS USED IN PRINTED GRAPHIC

                         INTERNATIONAL EQUITY PORTFOLIO
                  ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

   Performance
      Years           Returns
   -----------     -------------
      1989             27.82%
      1990            -15.39%
      1991             14.63%
      1992             -0.19%
      1993             42.64%
      1994             -1.36%
      1995              7.30%
      1996              8.60%
      1997              3.43%
      1998             13.48%


     The total return for the International Equity Portfolio for the quarter ended March 31, 1999 was -0.41%. Over the past 10 calendar years, the highest quarter total return was 16.21% (quarter ended September 30, 1989). Over the past 10 calendar years, the lowest quarter total return was -22.76% (quarter ended September 30, 1990).

     The table below shows how the International Equity Portfolio's average annual total returns for the past 1, 5 and 10 calendar years through December 31, 1998 compare with the Morgan Stanley Capital International Europe, Australasia and Far East Index.

                                                 1 YEAR     5 YEAR    10 YEAR
                                                 ------     ------    -------
International Equity Portfolio ..............    13.48%     6.17%      9.06%
Morgan Stanley Capital International Europe,
  Australasia and Far East Index ............    20.00%     9.19%      5.54%

FEES AND EXPENSES
--------------------------------------------------------------------------------
PLAIN TALK
--------------------------------------------------------------------------------
                            WHAT ARE FUND EXPENSES?
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
--------------------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

     ANNUAL FUND OPERATING  EXPENSES  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS):

                                        Large Cap Growth     Large Cap Value   Small Cap Equity     International
                                        Equity Portfolio    Equity Portfolio       Portfolio      Equity Portfolio
                                        ----------------    ----------------       ---------      ----------------
Management fees 1 .....................        0.55%               0.55%              0.60%              0.65%
Distribution (12b-1) fees .............        0.00%               0.00%              0.00%              0.00%
Other Expenses ........................        0.33%               0.33%              0.35%              0.45%
TOTAL ANNUAL OPERATING EXPENSES 1 .....        0.88%               0.88%              0.95%              1.10%
Fee Waiver ............................        0.13%               0.13%              0.15%              0.10%
Net Expenses ..........................        0.75%               0.75%              0.80%              1.00%

-------------------------
1 WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.75% for the Large Cap Growth Equity Portfolio; 0.75% for the Large Cap Value Equity Portfolio; 0.80% for the Small Cap Equity Portfolio; and 1.00% for the International Equity Portfolio. This waiver will remain in place until the Board approves its termination. The management fees, other expenses and total annual operating expenses reflected in the table above for the Large Cap Growth Equity Portfolio are based on the Portfolio's actual expenses for the fiscal year ended December 31, 1998, adjusted to reflect current fee arrangements. The Large Cap Value Equity, the Small Cap Equity and the International Equity Portfolio have not completed a full year of operation. The numbers are based on actual expenses of the Portfolios for the period June 29, 1998 to December 31, 1998.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
     This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

(BULLET)  you reinvested all dividends andother  distributions
(BULLET)  the average  annual  return was 5%
(BULLET) the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods
(BULLET)  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
Large Cap Growth Equity Portfolio .....   $90      $281    $488     $1084
Large Cap Value Equity Portfolio ......   $90      $281    $488     $1084
Small Cap Equity Portfolio ............   $97      $303    $525     $1166
International Equity Portfolio ........   $112     $350    $606     $1340

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.

                        LARGE CAP GROWTH EQUITY PORTFOLIO

                                        FOR THE FISCAL YEARS ENDED DECEMBER 31,
                                         1998     1997    1996    1995    1994
                                        ------   ------  ------  ------  ------

NET ASSET VALUE -
   BEGINNING OF YEAR .................  $21.37   $19.22  $17.41  $15.14  $16.39
Investment Operations:
   Net investment loss 1 .............   (0.01)   (0.19)  (0.15)  (0.10)  (0.03)
Net realized and unrealized
   gain (loss) on investments ........    5.02     5.44    4.37    4.38   -0.02
                                        ------   ------  ------  ------  ------
      Total from investment
        operations ...................    5.01     5.25    4.22    4.28   -0.05
                                        ------   ------  ------  ------  ------
Distributions:
From net realized gain on
   investments .......................   (2.79)   (3.10)  (2.41)  (2.01)  (1.20)
                                        ------   ------  ------  ------  ------
NET ASSET VALUE -
   END OF THE YEAR ...................  $23.59   $21.37  $19.22  $17.41  $15.14
                                        ======   ======  ======  ======  ======

Total Return .........................  23.58%   27.50%  24.25%  28.43% (0.23)%

RATIOS (TO AVERAGE NET ASSETS)
   /SUPPLEMENTAL DATA:
   Expenses (net of
   fee waivers) ......................   0.80%    1.38%   1.43%   1.43%   1.38%
   Expenses (excluding
   fee waivers) ......................   0.92%     N/A     N/A     N/A     N/A
   Net investment loss ............... (0.08)%  (0.86)% (0.78)% (0.53)% (0.17)%
Portfolio turnover rate ..............  51.64%   28.05%  34.84%  49.12%  37.05%
Net assets at end of the period
   ($000 omitted) ....................$223,151 $91,445 $76,174 $66,311 $65,267

------------------------
1 The net investment loss per share for the years ended December 31, 1996 and 1997 was calculated using average shares outstanding method.

                        LARGE CAP VALUE EQUITY PORTFOLIO

                                       FOR THE FISCAL PERIOD JUNE 29, 1998
                                          (COMMENCEMENT OF OPERATIONS)
                                                TO DECEMBER 31,
                                                      1998
                                       -----------------------------------
NET ASSET VALUE -
   BEGINNING OF THE PERIOD ...........               $ 10.00
Investment Operations:
   Net investment income .............                  0.10
Net realized and unrealized
   gain (loss) on investments ........                 (0.58)
                                                     -------
      Total from investment
        operations ...................                 (0.48)
                                                     -------
Distributions:
From net investment income ...........                 (0.10)
In excess of net realized
   gain on investments ...............                 (0.12)
                                                     -------
      Total distributions ............                 (0.22)
                                                     -------
NET ASSET VALUE -
   END OF THE PERIOD .................               $  9.30
                                                     =======
Total Return 1 .......................               (4.79)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) .....                 0.75%*
   Expenses (excluding
     fee waivers) ....................                 0.88%*
   Net investment income .............                 2.07%*
Portfolio turnover rate ..............                36.78%
Net assets at end of the period
   ($000 omitted) ....................               $93,780

---------------------
1 Not annualized.
* Annualized.

                           SMALL CAP EQUITY PORTFOLIO

                                             FOR THE FISCAL PERIOD JUNE 29, 1998
                                                 (COMMENCEMENT OF OPERATIONS)
                                                       TO DECEMBER 31,
                                                             1998
                                             -----------------------------------
NET ASSET VALUE -
   BEGINNING OF THE PERIOD ..................               $ 10.00
Investment Operations:
   Net investment income ....................                  0.02
Net realized and unrealized
   gain (loss) on investments ...............                 (0.62)
                                                            -------
      Total from investment
        operations ..........................                 (0.60)
                                                            -------
Distributions:
From net investment income ..................                 (0.02)
In excess of net realized
   gain on investments ......................                 (0.02)
                                                            -------
      Total distributions ...................                 (0.04)
                                                            -------
NET ASSET VALUE -
   END OF THE PERIOD ........................               $  9.36
                                                            =======
Total Return 1 ..............................               (6.03)%

RATIOS (TO AVERAGE NET ASSETS)
   /SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ............                 0.80%*
   Expenses (excluding
      fee waivers) ..........................                 0.95%*
   Net investment income ....................                 0.45%*
Portfolio turnover rate .....................                 9.81%
Net assets at end of the period
   ($000 omitted) ...........................               $82,156

----------------------
1 Not annualized.
* Annualized.

                         INTERNATIONAL EQUITY PORTFOLIO

                                             FOR THE FISCAL PERIOD JUNE 29, 1998
                                                (COMMENCEMENT OF OPERATIONS)
                                                         TO DECEMBER 31,
                                                              1998
                                             -----------------------------------
NET ASSET VALUE -
   BEGINNING OF THE PERIOD ..................                $ 10.00
Investment Operations:
   Net investment income ....................                   0.02
Net realized and unrealized
   gain (loss) on investments
   and foriegn currencies ...................                  (0.09)
                                                             -------
      Total from investment operations ......                  (0.07)
                                                             -------
Distributions:
From net realized gain on
   investments ..............................                  (0.11)
                                                             -------
NET ASSET VALUE -
   END OF THE PERIOD ........................                $  9.82
                                                             =======
Total Return 1 ..............................                (0.70)%

RATIOS (TO AVERAGE NET ASSETS)
   /SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ............                  1.00%*
   Expenses (excluding
     fee waivers) ...........................                  1.10%*
   Net investment income ....................                  0.46%*
Portfolio turnover rate .....................                 27.66%
Net assets at end of the period
   ($000 omitted) ...........................                $73,784

--------------------
1 Not annualized.
* Annualized.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Portfolios and their shareholders.

PLAIN TALK
--------------------------------------------------------------------------------
                         WHAT IS AN INVESTMENT ADVISER?
The investment adviser makes investment decisions for a portfolio and continuously reviews, supervises and administers the portfolio's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     WTC, the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. Under an Advisory Agreement with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. For the International Equity Portfolio, WTC allocates the Portfolio's assets equally among the sub-advisers and then oversees their investment activities. In addition to serving as investment adviser for the Portfolios, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

     Under the Advisory Agreement, the Large Cap Growth Equity Portfolio and the Large Cap Value Equity Portfolio each pays a monthly advisory fee to WTC at the annual rate of 0.55% of the Portfolios' average daily net assets; the Small Cap Equity Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.60% of the Portfolio's average daily net assets; and the International Equity Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.65% of the Portfolio's average daily net assets. WTC has agreed to waive its fee or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the average daily net assets of the Large Cap Growth Equity Portfolio and the Large Cap Value Equity Portfolio, 0.80% of the average daily net assets of the Small Cap Equity Portfolio, and 1.00% of the average daily net assets of the International Equity Portfolio until further notice. For the fiscal year ended December 31, 1998, WTC received the following fees (after fee waivers), as a percentage of each Portfolio's average daily net assets:

Large Cap Growth Equity Portfolio ...............    0.42%
Large Cap Value Equity Portfolio ................    0.42%
Small Cap Equity Portfolio ......................    0.45%
International Equity Portfolio ..................    0.55%

     PORTFOLIO MANAGERS

     E. Matthew Brown, Vice President, leads a "growth" team and is responsible for the day-to-day management of the Large Cap Growth Equity Portfolio . Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996.

     Mr. Brown also leads a "value" team and is responsible for the day-to-day management of the Large Cap Value Equity Portfolio and the co-management of the Small Cap Equity Portfolio.

     Thomas P. Neale, CFA, Vice President, Equity Reasearch Division, is a member of the "growth" team and is responsible for the co-management of the Small Cap Equity Portfolio. Mr. Neale joined Wilmington Trust in 1986 as an Institutional Equity Portfolio Manager. Currently he specializes in managing taxable accounts for Delaware Holding Companies and has equity research responsibilities following the insurance and brokerage industries.

     Robert J. Christian, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Equity Portfolio. Mr. Christian has been a Director of Rodney Square Management Corporation since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

     SUB-ADVISERS

     The International Equity Portfolio has three sub-advisers, Clemente Capital Inc. ("Clemente"), Invista Capital Management, Inc. ("Invista") and Scudder Kemper Investments, Inc. ("Scudder Kemper"). Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. Clemente manages in excess of $500 million in assets. Leopoldo M. Clemente, President and Chief Investment Officer, and Thomas
J. Prapas, Director of Portfolio Management serve as portfolio managers for the portion of the International Equity Portfolio's assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years, and Mr. Prapas has been a portfolio manager with Clemente for eleven years.

     Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. Invista manages in excess of $26 billion in assets, of which approximately $3.8 billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals.Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Equity Portfolio under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993. Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

     Scudder Kemper, located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. Scudder Kemper manages in excess of $200 billion in assets, with approximately $30 billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene T. Cheng serves as the lead portfolio manager for the portion of the International Equity Portfolio's assets under Scudder Kemper's management. Ms. Cheng has been in the asset management business for over nine years and joined Scudder Kemper as a portfolio manager in 1993.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset
Management
--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
                            WILMINGTON TRUST COMPANY
                              RODNEY SQUARE NORTH
                             1100 N. MARKET STREET
                           WILMINGTON, DE 19890-0001

          Manages each Portfolio's business and investment activities.

                              INTERNATIONAL EQUITY
                                   PORTFOLIO
                                  SUB-ADVISERS

                             CLEMENTE CAPITAL, INC.
                              CARNEGIE HALL TOWER
                         152 WEST 57TH STREET, 25TH FL.
                            NEW YORK, NEW YORK 10019

                        INVISTA CAPITAL MANAGEMENT, INC.
                                 1800 HUB TOWER
                               699 WALNUT STREET
                             DES MOINES, IOWA 50309

                        SCUDDER KEMPER INVESTMENTS, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                      Responsible for day-to-day portfolio
                         management of the International
                               Equity Portfolio.
--------------------------------------------------------------------------------

Fund
Operations
--------------------------------------------------------------------------------
                               ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                   PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                     services related to each Portfolio and
                      calculates each Portfolio's NAV per
                     share and dividends and distributions.
--------------------------------------------------------------------------------

Shareholder
Services
--------------------------------------------------------------------------------
                                 TRANSFER AGENT

                                   PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                    Handles shareholder services, including
                    recordkeeping and statements, payment of
       distribution of dividends and processing of buy and sell requests.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          THE RODNEY SQUARE STRATEGIC
                                  EQUITY FUND
--------------------------------------------------------------------------------

Distribution
--------------------------------------------------------------------------------
                                  DISTRIBUTOR

                          PROVIDENT DISTRIBUTORS, INC.
                           FOUR FALLS CORPORATE CENTER
                           WEST CONSHOHOCKEN, PA 19428

                      Distributes each Portfolio's Shares.
--------------------------------------------------------------------------------

Asset
Safe Keeping
--------------------------------------------------------------------------------
                                   CUSTODIANS

                            WILMINGTON TRUST COMPANY
                              RODNEY SQUARE NORTH
                             1100 N. MARKET STREET
                           WILMINGTON, DE 19890-0001

                               PFPC TRUST COMPANY
                               200 STEVENS DRIVE
                                LESTER, PA 19113

                    Hold each Portfolio's assets, settle all
                      portfolio trades and collect most of
                        the valuation data required for
                      calculating each Portfolio's NAV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
     PRICING OF SHARES

     The Portfolios value their assets based on current market prices when market quotations are readily available. These prices may be supplied by a pricing service. The assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Fund's Board of Trustees.

PLAIN TALK
--------------------------------------------------------------------------------
                     WHAT IS THE NET ASSET VALUE or "NAV"?

                        NAV = Assets - Liabilities
                              --------------------
                               Outstanding Shares

--------------------------------------------------------------------------------

     PFPC determines the net asset value (the "NAV") per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange (the "Exchange"), the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                 Memorial Day          Veterans Day
     Martin Luther King, Jr. Day    Independence Day      Thanksgiving Day
     President's Day                Labor Day             Christmas Day
     Good Friday                    Columbus Day

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------
PLAIN TALK
--------------------------------------------------------------------------------
                            HOW TO PURCHASE SHARES:
(BULLET)  Directly by mail or by wire
(BULLET) As a client of WTC through a trust account or a corporate cash management account
(BULLET)  As a client of a Service Organization
--------------------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in any Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization") you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Strategic Equity Fund, indicating the Portfolio that you have selected, along with a completed application (included at the end of this prospectus). Send the check and application to The Rodney Square Strategic Equity Fund, c/o PFPC Inc., P.O. Box 8951, Wilmington, DE 19899-9752. Any purchase orders sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

     BY WIRE: You may purchase shares by wiring federal funds readily available. You must advise PFPC at (800) 336-9970 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to PFPC, c/o PFPC Trust Company, Philadelphia, PA, ABA #031-0000-53, attention: The Rodney Square Strategic Equity Fund, DDA# 86-0172-6591. Be sure to also include your account number, the desired Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Portfolio account number.

     INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of a Portfolio for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment to PFPC Trust Company.

     AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at theiroffering price at the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the Transfer Agent at
(800) 336-9970. This service is generally not available for WTC trust account clients, or clients of certain Service Organizations since a similar service is provided through those organizations.

     ADDITIONAL PURCHASE INFORMATION: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK
--------------------------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:
(BULLET)  By mail
(BULLET)  By telephone
(BULLET)  Through a Systematic Withdrawal Plan
--------------------------------------------------------------------------------

     You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next

Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time or the next Business Day if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a guarantee of your signature by an eligible institution acceptable to the Transfer Agent. Eligible institutions include a domestic bank or trust company, broker-dealer, clearing agency or savings association, who are participants in a signature guarantee "medallion" program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program, and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. The written instructions and guarantees should be mailed to: The Rodney Square Strategic Equity Fund, c/o PFPC Inc., P.O. Box 8951, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. You must indicate the Portfolio name, your account number and your name.

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at NAV at 4:00 p.m. Eastern time on or about the 25th day of the month. This service is generally not available for WTC trust accounts or clients of certain Service Organizations, since a similar service is provided through those organizations.

     ADDITIONAL REDEMPTION INFORMATION: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder, by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK
--------------------------------------------------------------------------------
                         WHAT IS AN EXCHANGE OF SHARES?
An exchange of shares allows you to move your money from one Portfolio to another Portfolio within the Rodney Square family of funds.
--------------------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio within the Rodney Square family of funds that is currently being offered. The other Rodney Square funds are:

The Rodney Square Fund
         The Money Market Portfolio
         The U.S. Government Portfolio

The Rodney Square Tax-Exempt Fund

The Rodney Square Strategic Fixed-Income Fund
         Short/Intermediate Bond Portfolio
         Intermediate Bond Portfolio
         Municipal Bond Portfolio.

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. The NAV of The Rodney Square Fund is determined at 2:00 p.m. Eastern time and The Rodney Square Tax-Exempt Fund is determined at 12:00 p.m. Eastern time on each Business Day. The NAV of The Rodney Square Strategic Fixed-Income Fund and The Rodney Square Strategic Equity Fund is determined at the close of regular trading on the Exchange (currently, 4:00 p.m. Eastern time) on each Business Day.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the fund or portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in your account of less than $500.

     To obtain prospectuses of the other Rodney Square funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK
--------------------------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?
Net investment income consists of interest and dividends earned on its investments less accrued expenses.
--------------------------------------------------------------------------------

     As a shareholder of a Portfolio, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Portfolios. Dividends are declared and paid annually. Each Portfolio expects to distribute any net realized gains once a year. Net realized gains or losses from foreign currency transactions in the International Equity Portfolio are included as a component of net investment income.

     Each Portfolio's net investment income is determined by PFPC on each day that the Portfolios's NAV is calculated.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).

     Distributions are automatically reinvested and are paid in the form of additional Portfolio shares unless you have elected to receive the distributions in cash.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

     FEDERAL INCOME TAX: As long as a Portfolio meets the requirements for being a "regulated investment company," which each Portfolio has done and intends to continue to do in the future, it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Portfolios invest primarily in taxable securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     Dividends you receive from a Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Portfolio's net capital gain whether reinvested in Portfolio shares or taken as cash, when designated as such, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each, the Large Cap Growth Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio, anticipates the distribution of net capital gain. The Large Cap Value Equity Portfolio anticipates the distribution of net investment income.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE  AND  LOCAL  INCOME  TAXES:  YOU  SHOULD  CONSULT  YOUR TAX  ADVISERS
CONCERNING STATE AND LOCAL TAXES, WHICH MAY HAVE DIFFERENT CONSEQUENCES FROM THOSE OF THE FEDERAL INCOME TAX LAW.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on each portfolio's holdings and operating results for the most recently completed fiscal year or half-year. The annual reports include a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     The Rodney Square Strategic Equity Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware  19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC=s Internet site at http://www.sec.gov.


     FOR MORE  INFORMATION ON OPENING A NEW ACCOUNT,  MAKING CHANGES TO EXISTING
ACCOUNTS,  PURCHASING,   EXCHANGING  OR  REDEEMING  SHARES,  OR  OTHER  INVESTOR
SERVICES, PLEASE CALL 1-(800)-336-9970.

     The investment company registration number for The Rodney Square Strategic Equity Fund is 811-4808.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001

--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

--------------------------------------------------------------------------------


         This Statement of Additional Information is not a prospectus and should be read in conjunction with this Fund's current Prospectus, dated May 1, 1999, as amended from time to time. A copy of the current Prospectus may be obtained without charge, by writing to Provident Distributors, Inc. ("PDI"), Four Falls Corporate Center, West Conshohocken, PA 19428, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with PDI or by calling (800) 336-9970.

                                TABLE OF CONTENTS

Section                                                                     Page

THE FUND.......................................................................1

INVESTMENT POLICIES............................................................1

DESCRIPTION OF RATINGS.........................................................4

INVESTMENT LIMITATIONS.........................................................6

TRUSTEES AND OFFICERS..........................................................7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................9

WILMINGTON TRUST COMPANY......................................................10

INVESTMENT ADVISORY SERVICES..................................................10

THE SUB-ADVISERS..............................................................11

ADMINISTRATION AND ACCOUNTING SERVICES........................................12

DISTRIBUTION AGREEMENT........................................................13

ADDITIONAL SERVICE PROVIDERS..................................................14

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................14

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................15

DIVIDENDS.....................................................................17

TAXATION OF THE FUND..........................................................17

CALCULATION OF PERFORMANCE DATA...............................................20

FINANCIAL STATEMENTS..........................................................23

APPENDIX.....................................................................A-1

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                                    THE FUND

         The Rodney Square Strategic Equity Fund (the "Fund") is a diversified open-end series investment company organized as a Massachusetts business trust on August 19, 1986. The Fund currently consists of four series: the Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio (collectively the "Portfolios"). The prior name of the Fund was The Rodney Square Multi-Manager Fund. The name was changed to The Rodney Square Strategic Equity Fund on February 23, 1998.

         The Fund's capital consists of an unlimited number of shares of beneficial interest. Shares of the Portfolios that are issued by the Fund are fully paid and nonassessable. The assets of the Fund received for the issuance or sale of Portfolio shares and all income, earnings, profits and proceeds therefrom, subject only to the right of creditors, are allocated to the respective Portfolio and constitute the underlying assets of that Portfolio. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust authorizes the creation of multiple series and classes of shares and provides for indemnification out of assets of the applicable Portfolio of any shareholder held personally liable solely by virtue of ownership of shares of the series. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for neglect or wrongdoing provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Fund; but nothing in the Declaration of Trust protects or indemnifies a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT POLICIES

         The following information supplements the information concerning the Portfolios' investment objectives, policies and limitations found in the Prospectus.

ALL PORTFOLIOS

         CASH MANAGEMENT. A Portfolio may invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. Certain of these instruments are described below.

(BULLET) MONEY MARKET FUNDS. Each Portfolio may invest in the securities of other open-end investment companies that seek to maintain a stable net asset value ("Money Market Funds"). Each Portfolio may invest in such securities within the limits prescribed by the Investment Company Act of 1940, as amended ("the 1940 Act"). These limitations currently provide, in part, that a Portfolio may purchase shares of an investment company unless (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its total assets invested in the aggregate in all such investment companies. In addition to a Portfolio's expenses (including the various fees), as a shareholder in a Money Market Fund, the Portfolio would bear its PRO RATA portion of the Money Market Fund's expenses (including fees).

(BULLET) U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in U.S. Government obligations, including direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Such securities may include Government National Mortgage Association ("GNMA") mortgage-backed certificates and other U.S. Government obligations representing ownership interests in mortgage pools, such as securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). In the case of obligations not backed by the full faith and credit of the United States, the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

(BULLET) COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by Standard & Poor's, ("S&P"), and/or Prime-1 by Moody's Investors Service, Inc. ("Moody's").

(BULLET) BANK OBLIGATIONS. Each Portfolio may invest in obligations of U.S. banks including certificates of deposit, time deposits and bankers' acceptances.

         CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

         The Portfolios may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as Moody's or S&P, or if unrated, are determined by Wilmington Trust Company (the "adviser" or "WTC") or a sub-adviser, as applicable, to be of comparable quality. In addition, the International Equity Portfolio may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by Moody's or S&P, or, if not rated, are judged by the Adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the Adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

         DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

         HEDGING STRATEGIES. Each Portfolio may engage in certain hedging strategies involving options, futures and, in the case of the International Equity Portfolio, forward currency exchange contracts. These hedging strategies are described in detail in the Appendix.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books.

         REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by WTC. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Portfolio's investment limitations.

         RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Portfolios include restricted securities, and each such Portfolio may invest up to 15% of its net assets in illiquid securities, subject to the Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by WTC or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

         SECURITIES LENDING. Each Portfolio may lend securities pursuant to agreements which require that the loans be continuously secured by collateral at all times equal to 100% of the market value of the loaned securities. Such collateral consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities of even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by WTC or a sub-adviser to be of good standing and when, in the judgment of WTC or a sub-adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

LARGE CAP GROWTH EQUITY PORTFOLIO, LARGE CAP VALUE EQUITY PORTFOLIO AND SMALL CAP EQUITY PORTFOLIO

         OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Portfolios may purchase call options on securities that WTC intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 85% of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

INTERNATIONAL EQUITY PORTFOLIO

         AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS
(EDRS). ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

         EMERGING MARKETS. The International Equity Portfolio may invest in the securities of issuers located in emerging market countries. The economies of emerging market countries generally have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries.

         HEDGING STRATEGIES. The International Equity Portfolio's sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Portfolio. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

         The International Equity Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the Portfolio's positions. When WTC or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Portfolio may enter into a forward contract to sell the currency that WTC or the sub-adviser expects to decline in an amount approximating the value of some or all of the Portfolio's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Portfolio anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

         The International Equity Portfolio also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Portfolio may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Portfolio or which WTC or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Portfolio also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Portfolio's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Portfolio may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Equity Portfolio will not enter into an options, futures or forward currency contract transaction that exposes the Portfolio to an obligation to another party unless the Portfolio either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

INVESTMENTS IN INVESTMENT COMPANIES. The International Equity Portfolio may invest in securities of open-end and closed-end investment companies that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly. Such investments will be subject to the limits described above that apply to investments in Money Market Funds.

         NON-CONVERTIBLE DEBT SECURITIES. The International Equity Portfolio may also invest up to 15% of its total assets in non-convertible debt securities of foreign issuers that, at the time of purchase, are rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, ("S&P"), or if not rated, are judged by the adviser or one or more of the sub-advisers to be of comparable quality.

                             DESCRIPTION OF RATINGS

         Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. WTC attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.

In that event, WTC will consider whether it is in the best interest of the Portfolio to continue to hold the securities.

MOODY'S RATINGS:

         CORPORATE AND MUNICIPAL BONDS.

         Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

(BULLET)  Leading market positions in well-established industries.

(BULLET)  High rates of return on funds employed.

(BULLET) Conservative capitalization structure with moderate reliance on debt and ample asset protection.

(BULLET) Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

(BULLET) Well-established access to a range of financial markets and assured sources of alternate liquidity.

         MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P RATINGS

         CORPORATE AND MUNICIPAL BONDS.

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

         MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL

         The investment limitations described below are fundamental and may not be changed with respect to any Portfolio without the affirmative vote of the lesser of (i) 67% or more of the shares of the affected Portfolio present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

         Each Portfolio will not:

         1. with respect to 75% of the Portfolio's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"); for purposes of this limitation, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

         2. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

         3. borrow money, except for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of the Portfolio's total assets;

         4. purchase securities (other than U.S. Government obligations), if such purchase would cause more than 25% of the aggregate market value of the total assets of the Portfolio at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry;

         5. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

         6. issue senior securities, except to the extent permitted by the 1940 Act;

         7. purchase or sell real estate, but this limitation shall not prevent the Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

         8. purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments;

         9. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Portfolio's investment objectives and policies and the entry into repurchase agreements may be deemed to be loans; or

A Portfolio may as a fundamental policy invest all of its investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Portfolio for purposes of implementing a master-feeder structure, notwithstanding any other investment policy of the Portfolio.

NON-FUNDAMENTAL

         The following non-fundamental policies have been adopted by the Board of Trustees with respect to each Portfolio and may be changed by the Board of Trustees without shareholder approval.

         Each Portfolio will not:

         1. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

         2. purchase securities on margin except to obtain such credits as may be necessary for the clearance of the purchases and sales of securities, or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions; or

         3. purchase securities while borrowings in excess of 5% of the Portfolio's total assets are outstanding.

         Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Portfolio's acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Portfolio's net or total assets will not cause the Portfolio to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Portfolio to violate a quality standard.

         "Value" for the purposes of all investment limitations shall mean the value used in determining a Portfolio's net asset value.

                              TRUSTEES AND OFFICERS

         The Fund has a Board, presently composed of four Trustees, which supervises the Portfolios' activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Fund's Trustees and officers are listed below. All persons named as Trustees also serve in similar capacities for The Rodney Square Strategic Fixed-Income Fund, The Rodney Square Fund and The Rodney Square Tax-Exempt Fund. Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of their positions with Rodney Square Management Corporation ("RSMC") or WTC are indicated by an asterisk (*).


------------------------------ -------------- ----------------------------------------------------------------------
NAME, ADDRESS AND AGE          POSITION(S)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
                               HELD WITH
                               THE FUND
------------------------------ -------------- ----------------------------------------------------------------------
ERIC BRUCKER                   Trustee        Mr. Brucker has been the Dean of the College of Business, Public
College of Business,                          Policy and Health at the University of Maine since September 1998.
Public Policy and Health                      Previously he was the Dean of the School of Management at the
University of Maine                           University of Michigan since June 1992. He was also a member of the
Orono, ME 04473                               Detroit Economic Club, Financial Executive Institute and Leadership
Age 57                                        Detroit.  He was Professor of Economics, Trenton State College from
                                              September 1989 through June 1992.  He was Vice President for
                                              Academic Affairs, Trenton State College, from September 1989 through
                                              June 1991.  From 1976 until September 1989, he was Dean of the
                                              College of Business and Economics and Chairman of various committees at the University of Delaware.
------------------------------ -------------- ----------------------------------------------------------------------
FRED L. BUCKNER                Trustee        Mr. Buckner has retired as President and Chief Operating Officer of
5 Hearth Lane,                                Hercules Incorporated (diversified chemicals), positions he held
Greenville, DE 19807                          from March 1987 through March 1992. He also served as a member of
Age 66                                        the Hercules Incorporated Board of Directors from 1986 through March
                                              1992.
------------------------------ -------------- ----------------------------------------------------------------------
JOHN J. QUINDLEN               Trustee        Mr. Quindlen has retired as Senior Vice President-Finance of E.I.
313 Southwinds, 1250 West                     du Pont de Nemours and Company, Inc. (diversified chemicals), a
Southwinds Blvd. Vero Beach,                  position he held from 1984 to November 30, 1993.  He served as Chief
FL  32963                                     Financial Officer of E.I. du Pont de Nemours and Company, Inc. from
Age 66                                        1984 through June 1993.  He also serves as a Director of St. Joe
                                              Paper Co. and a Trustee of Kalmar Pooled Investment Trust.
------------------------------ -------------- ----------------------------------------------------------------------
*ROBERT J. CHRISTIAN           Trustee        Mr. Christian has been Chief Investment Officer of WTC since
Rodney Square North, 1100 N.   and President  February 1996 and Director of RSMC since February 1996.  He was
Market St., Wilmington, DE                    Chairman and Director of PNC Equity Advisors Company, and President
19890                                         and Chief Investment Officer of PNC Asset Management Group, Inc.
Age 49                                        from 1994 to 1996.  He was Chief Investment Officer of PNC Bank,
                                              N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank,
                                              N.A. from 1989 to 1992.  He is also a Trustee of LaSalle University and Peninsula United Methodist Homes.  He is also President and a
                                              Trustee of WT Investment Trust and a Director of Clemente Capital
                                              Inc.
------------------------------ -------------- ----------------------------------------------------------------------
E. MATTHEW BROWN               Vice-President Mr. Brown, Vice-President of WTC, joined WTC in October 1996.  Prior
Rodney Square North,                          to joining WTC, he served as Chief Investment Officer of PNC Bank,
1100 N. Market St.,                           Delaware, from 1993 through 1996, and as Investment Division Manager
Wilmington, DE 19890                          for Delaware Trust Capital Management from 1990 through 1993.
Age 47
------------------------------ -------------- ----------------------------------------------------------------------
JAY F. NUSBLATT                Vice President Mr. Nusblatt has been Vice President and Director of Fund Accounting
103 Bellevue Parkway           and Treasurer  and Administration at PFPC Inc. since 1993.  He was formerly an
Wilmington, DE 19809                          Assistant Vice President at Fund/Plan Services, Inc. from 1989 to
Age 36                                        1993.
------------------------------ -------------- ----------------------------------------------------------------------
CARL M. RIZZO                  Secretary      Mr. Rizzo has been Vice President of RSMC since July, 1996. From
Rodney Square North,                          1995 to 1996 he was Assistant General Counsel of Aid Association for
1100 N. Market St.,                           Lutherans (a fraternal benefit association); from 1994 to 1995
Wilmington, DE 19890                          Senior Associate Counsel of United Services Automobile Association
Age 47                                        (an insurance and financial services firm); and from 1987 to 1994
                                              Special Counsel or Attorney-Adviser with a federal government agency.
------------------------------ -------------- ----------------------------------------------------------------------


         The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by the Portfolios. The Portfolios may also reimburse the Independent Trustees for expenses incurred in attending meetings of the Board. For the fiscal year ended December 31, 1998 such fees and expenses amounted to $270 for the Fund. The following table shows the fees paid during 1998 to the Independent Trustees for their services to the Fund and to the Rodney Square Family of Funds. On February 5, 1999, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.

                               1998 TRUSTEES FEES

                                  TOTAL FEES FROM    TOTAL FEES FROM THE RODNEY
         INDEPENDENT TRUSTEE         THE FUND          SQUARE FAMILY OF FUNDS
         ----------------------------------------------------------------------
         Eric Brucker                 $4,175                  $22,558
         Fred L Buckner               $4,175                  $22,558
         John J. Quindlen             $4,175                  $22,558


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following entities have a 5% or larger position as of February 5, 1999 in the Large Cap Growth Equity Portfolio:

1)       Wilmington Trust Company                                          8.67%
         Trustee for Wilmington Trust Company Pension Trust
         1100 North Market Street, Wilmington, DE 19890

2)       Wilmington Trust Company                                         13.66%
         Trustee for Wilmington Trust Company 401K Thrift Savings Plan
         1100 North Market Street, Wilmington, DE 19890

         The following entities have a 5% or larger position as of February 5, 1999 in the Large Cap Value Equity Portfolio:

1)       Wilmington Trust Company                                         17.31%
         Trustee for Wilmington Trust Company Pension Trust
         1100 North Market Street, Wilmington, DE 19890

2)       Wilmington Trust Company                                         19.65%
         Trustee for Wilmington Trust Company 401K Thrift Savings Plan
         1100 North Market Street, Wilmington, DE 19890

         The following entities have a 5% or larger position as of February 5, 1999 in the Small Cap Equity Portfolio:

1)       Wilmington Trust Company                                         14.74%
         Trustee for Wilmington Trust Company Pension Trust
         1100 North Market Street, Wilmington, DE 19890

2)       Wilmington Trust Company                                         16.29%
         Trustee for Wilmington Trust Company 401K Thrift Savings Plan
         1100 North Market Street, Wilmington, DE 19890

         The following entities have a 5% or larger position as of February 5, 1999 in the International Equity Portfolio:

1)       Wilmington Trust Company                                         22.82%
         Trustee for Wilmington Trust Company Pension Trust
         1100 North Market Street, Wilmington, DE 19890

2)       Wilmington Trust Company                                          9.45%
         Trustee for Wilmington Trust Company 401K Thrift Savings Plan
         1100 North Market Street, Wilmington, DE 19890

                            WILMINGTON TRUST COMPANY

         WTC is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies. In addition to serving as investment adviser to the Fund, WTC also manages over $3.8 billion in fixed income assets and $1.4 billion in equity assets for various other institutional clients. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments such as futures contracts, options and forward contracts.

                          INVESTMENT ADVISORY SERVICES

         ADVISORY AGREEMENTS. WTC serves as investment adviser to each Portfolio pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, WTC directs the investments of each Portfolio in accordance with that Portfolio's investment objectives, policies and limitations. In addition, WTC recommends sub-advisers for the International Equity Portfolio, allocates assets among the sub-advisers, and monitors and evaluates the sub-advisers' performance.

         For WTC's services under the Advisory Agreement, the Large Cap Growth Equity Portfolio and the Large Cap Value Equity Portfolio each pays WTC a monthly fee at an annual rate of 0.55% of the Portfolio's average daily net assets. The Small Cap Equity Portfolio and the International Equity Portfolio each pays WTC a monthly fee at an annual rate of 0.60% and 0.65%, respectively, of the Portfolio's average daily net assets for WTC's services under the Advisory Agreement.

         Under the Advisory Agreement, the Fund, on behalf of the Portfolios, assumes responsibility for paying all Fund expenses other than those expressly stated to be payable by WTC. Such expenses include without limitation: (a) fees payable for administrative services; (b) fees payable for accounting services;
(c) the cost of obtaining quotations for calculating the value of the assets of the Portfolios; (d) interest and taxes; (e) brokerage commissions, dealer spreads and other costs in connection with the purchase and sale of securities;
(f) compensation and expenses of its Trustees other than those who are "interested persons" of the Fund (as defined in the 1940 Act); (g) legal and audit expenses; (h) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (i) expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund, (j) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (k) premiums for fidelity bond and other insurance coverage; (l) the Fund's association membership dues; (m) expenses of typesetting for printing prospectuses; (n) expenses of printing and distributing prospectuses to existing shareholders; (o) out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services; (p) service fees payable by each Portfolio to the distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders; (q) distribution fees; and (r) such non-recurring expenses as may arise, including costs arising from threatened actions, actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

         The Advisory Agreement provides that WTC shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Portfolios, in the absence of WTC's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.

         The Advisory Agreement continues in effect until February 23, 2000 and then from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.

         The Advisory Agreement terminates automatically in the event of its assignment. The Agreement is also terminable (i) by the Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of each Portfolio), without payment of any penalty, on 60 days' written notice to WTC; or (ii) by WTC on 60 days' written notice to the Fund.

         For the period February 23, 1998 through December 31, 1998, WTC's fee for the Large Cap Growth Portfolio was $737,326, of which $179,082 was waived. For the period June 29, 1998 through December 31, 1998 WTC's fee for the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio was $256,307, $231,603 and $219,865, of which $59,683, $56,522 and $35,331 was waived, respectively.

         Prior to February 23, 1998, the Large Cap Growth Equity Portfolio was managed by two different portfolio advisers. For the period January 1, 1998 to February 23, 1998 and for the fiscal years ended December 31, 1997 and December 31, 1996, the Portfolio paid RSMC advisory fees in the amounts of $130,955, $840,071 and $706,321, respectively. From those fees RSMC paid the portfolio advisers.

                                THE SUB-ADVISERS

         The International Equity Portfolio utilizes a multi-manager configuration, with each sub-adviser following a different investment approach in investing in non-U.S. companies with attractive return potential. Each of the current sub-advisers employs a fundamentally driven investment process that includes varying levels of both top-down economic analysis at the country level and bottom-up stock selection within markets, as well as varying degrees of quantitative analysis of issuers, industries, countries and regional markets. The Portfolio typically maintains representation across a broad range of countries, but will tend to have weightings that significantly differ from international stock indexes, such as the Morgan Stanley Capital International Europe,

Australasia & Far East Index (the "EAFE Index"). The Portfolio also may have significant exposure to emerging markets not represented in the EAFE Index, such as Mexico, Indonesia and Thailand. Because country allocations may differ from those of the EAFE Index, the Portfolio's returns may significantly deviate from those of the EAFE Index.

         The sub-advisers to the Portfolio are:

         Clemente Capital, Inc. ("Clemente") - A theme-oriented international manager investing in companies with favorable growth characteristics that will be positively influenced by global and regional trends.

         Scudder Kemper Investments, Inc. ("Scudder Kemper") - Uses a very heavy emphasis on research to identify companies benefiting from favorable global themes, a positive economic climate conducive to growth in their area of operation, or unique situations.

         Invista Capital Management, Inc. ("Invista") - Takes a long-term, value-oriented approach that focuses on the intrinsic value of companies within particular industries or sectors and seeks to purchase stock in target companies at a discount to their intrinsic value.

         SUB-ADVISORY AGREEMENTS. Scudder Kemper, Clemente and Invista serve as sub-advisers to the International Equity Portfolio pursuant to sub-advisory agreements ("Sub-Advisory Agreements"). For services furnished pursuant to each Sub-Advisory Agreement, WTC pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management.

         Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Portfolio's portfolio transactions) with respect to the portion of the Portfolio's assets allocated to it by WTC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Portfolio's investment objective, policies and restrictions and the instructions of the Trustees and WTC.

         Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by WTC or the sub-adviser. Each Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

         Under an Administration and Accounting Services Agreement with the Fund, PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for the Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Portfolios include determining the net asset value per share of each Portfolio and maintaining records relating to the Portfolios' securities transactions.

         The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios in connection with the matters to which the Administration and Accounting Services Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement.

         Under a Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolios. These services include supplying office facilities, non-investment related statistical and research data, and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing, and distribution of proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.

         Prior to February 2, 1998, RSMC provided administrative and accounting services for the Large Cap Growth Equity Portfolio. For the period January 1, 1998 to February 1, 1998 and for the fiscal years ended December 31, 1997 and December 31, 1996, RSMC was paid administration fees amounting to $5,446, $75,606 and $63,569, respectively. For the period January 1, 1998 to February 1, 1998 and for each of the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, RSMC was paid an accounting services fee of $3,822 and $45,000 respectively.

         After February 2, 1998, PFPC provided administrative and accounting services for the Large Cap Growth Equity Portfolio. For the period February 2, 1998 to December 31, 1998, PFPC was paid administration and accounting services fees of $140,942.

         On June 29, 1998, PFPC began providing administrative and accounting services for the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio. For the period June 29, 1998 to December 31, 1998, PFPC was paid administration and accounting fees of $46,601, $38,600 and $33,825 for each Portfolio, respectively.

                             DISTRIBUTION AGREEMENT

         Provident Distributors Inc. ("PDI") serves as the distributor of the Portfolios' shares pursuant to a Distribution Agreement with the Fund effective January 1, 1999. Under the current Distribution Agreement, PDI receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of shares of the Portfolios.

         Pursuant to the terms of the Distribution Agreement, PDI is granted the right to sell shares of the Portfolios as agent for the Fund.

         The Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

         The Distribution Agreement continues in effect for two years and then year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to PDI; or (ii) by PDI on sixty (60) days' written notice to the Fund.

                          ADDITIONAL SERVICE PROVIDERS

         INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings, and (3) preparation of the annual federal and state income tax returns filed on behalf of each Portfolio.

         The financial statements and financial highlights appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

     LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, PA 19103-2799, serves as counsel to the Fund.

         CUSTODIAN AND SUB-CUSTODIAN. WTC, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, serves as the Fund's Custodian. PFPC Trust Company, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as the Fund's Sub-Custodian.

         TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's Transfer Agent and Dividend Paying Agent.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Purchases and sales of portfolio securities on a securities exchange are effected by brokers, and the Portfolios pay brokerage commissions for this service. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. During the fiscal years ended December 31, 1998, 1997 and 1996, the Rodney Square Strategic Equity Fund paid total brokerage commissions of $536,724, $57,925 and $59,691, respectively.

         The primary objective of WTC and, with respect to the International Equity Portfolio, each sub-adviser in placing orders on behalf of the Portfolios for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible broker-dealers and, where commission rates are negotiable, at competitive rates. In selecting a broker or dealer to execute a portfolio transaction, WTC and the sub-advisers consider, among other things,
(i) the price of the securities to be purchased or sold; (ii) the rate of the commission or the amount of the mark-up to be charged; (iii) the size and difficulty of the order; (iv) the reliability, integrity, financial condition, general execution and operational capability of any competing broker or dealer; and (v) the quality of the execution and research services provided by the broker or dealer to the Fund and to other discretionary accounts advised by WTC and its affiliates or the sub-advisers and their affiliates.

         WTC and the sub-advisers cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. In such cases, WTC and the sub-advisers receive services they otherwise might have had to perform themselves. The research services provided by brokers or dealers can be useful to WTC and the sub-advisers in serving their other clients, as well as in serving the Fund. Conversely, information provided to WTC and the sub-advisers by brokers or dealers who have executed transaction orders on behalf of other WTC clients or other clients of the sub-advisers may be useful to WTC and the sub-advisers in providing services to the Fund. The Portfolios may purchase and sell portfolio securities to and from dealers who provide the Portfolios with research services. Portfolio transactions, however, will not be directed to dealers solely on the basis of research services provided.

         In order to obtain the best net results, WTC and each sub-adviser may conduct brokerage transactions on behalf of the Portfolios with a broker that is an affiliate of WTC or a sub-adviser. The Fund's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         Some of the sub-advisers' and WTC's other clients have investment objectives and policies similar to those of the Portfolios. Occasionally, WTC and the sub-advisers may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Portfolios. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. When two or more clients are simultaneously engaged in the purchase or sale of the same security and if the entire order cannot be made in a single order, the securities are allocated among clients in a manner believed to be equitable to each. If two or more of the clients of WTC or the sub-advisers simultaneously purchase or sell the same security, WTC and the sub-advisers allocate the prices and amounts according to a formula considered by the officers of each affected investment company and by the officers of WTC and its affiliates to be equitable to each account. While in some cases this practice could have a detrimental effect upon the price or the value of the security as far as the Portfolios are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolios.

         On occasion, some of the other accounts advised by WTC and the sub-advisers may have investment objectives and policies that are dissimilar to those of the Portfolios, causing WTC and the sub-advisers to buy a security for one account while simultaneously selling the security for another account. In accordance with applicable SEC regulations, one account may sell a security to another account. It is the policy of WTC and the sub-advisers not to favor one account over another in placing purchase and sale orders. However, there may be circumstances when purchases or sales for one or more accounts will have an adverse effect on other accounts.

         PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Portfolio during the year, excluding securities whose maturity or the expiration date at the time of acquisition was one year or less. A Portfolio's turnover rate is not a limiting factor when WTC or a sub-adviser considers making a change in the Portfolio's holdings.

         The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on market conditions. The portfolio turnover rate of the Large Cap Growth Equity Portfolio for the years ended December 31, 1998 and 1997 was 51.64% and 28.05%, respectively. The portfolio turnover rate for the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio for the period June 29, 1998 to December 31, 1998 are 36.78%, 9.81% and 27.66%, respectively.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE OF SHARES. Information regarding the pricing of shares is discussed in the "Purchase of Shares" section of the Prospectus.

         REDEMPTION OF SHARES. To ensure proper authorization before redeeming shares of the Portfolios, PFPC may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and tax waivers required in some states when settling estates.

         Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Redemption proceeds will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

         The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

         A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed, other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

         PRICING OF SHARES. The net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. The Fund is open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business ("Business Day").

         In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the Nasdaq Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the Nasdaq Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter market is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Equity Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

         Dividends from each Portfolio's net investment income and distributions of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, and (2) in the case of the International Equity Portfolio, net gains realized from foreign currency transactions are declared and paid to its shareholders annually.

                              TAXATION OF THE FUND

         GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in the case of the International Equity Portfolio, net gains from certain foreign currency transactions) and must meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

         If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         DISTRIBUTIONS. Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income and capital gain net income for that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by its shareholders on December 31 if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

         It is anticipated that all or a portion of the dividends from the net investment income of each Portfolio other than the International Equity Portfolio will qualify for the dividends-received deduction allowed to corporations. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

         Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

         Distributions by a Portfolio from net investment income or capital gains will result in a reduction in the net asset value of its shares. If a distribution reduces the net asset value below a shareholder's cost basis, the distribution nevertheless will be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Thus, investors purchasing shares just prior to a distribution will receive a partial return of their investment upon the distribution that nevertheless will be taxable to them.

         If a Portfolio makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

         FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the International Equity Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of the International Equity Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         The International Equity Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10%
of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the International Equity Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The International Equity Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

         HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

         Futures and foreign currency contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical corrections legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.

         Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The International Equity Portfolio attempts to monitor its section 988 transactions to minimize any adverse tax impact.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

         If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

         The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                         CALCULATION OF PERFORMANCE DATA

         The performance of a Portfolio may be quoted in terms of its total return in advertising and other promotional materials ("performance advertisements"). performance data quoted represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of each Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses. Effective February 23, 1998, WTC became the Investment Adviser of the Large Cap Growth Equity Portfolio. Prior to February 23, 1998, the Large Cap Growth Equity Portfolio was managed by two different portfolio advisers who followed different investment styles and sought to achieve its objective by investing at least 65% of its total assets in equity securities without regard to the market capitalization of the issuers of such securities. As described in the Prospectus, the Large Cap Value Equity Portfolio may advertise performance figures of the Value Stock Fund, a collective investment fund, the International Equity Portfolio may advertise performance figures of the International Stock Fund, another collective investment fund, and the Small Cap Equity Portfolio may advertise performance figures of the Small Cap Stock Fund, another collective investment fund.

         TOTAL RETURN CALCULATIONS. From time to time, a Portfolio may advertise its average annual total return. A Portfolio's average annual total return is calculated according to the following formula:

   P (1 + T)n    =  ERV

   where:    P   =  hypothetical initial payment of $1,000

             T   =  average annual total return

             n   =  number of years

             ERV = ending redeemable value at end of the period of a hypothetical $1,000 payment made at the beginning of that period.

         The time periods used are based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertisement for publication. Average annual total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value ("ERV"). In calculating average annual total return, all dividends and other distributions by a Portfolio are assumed to have been reinvested at net asset value on the reinvestment date during the period.

         While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

         Each Portfolio may also include in its performance advertisements total return quotations that are not calculated according to the formula set forth above ("non-standardized total return"). For example, the Portfolios may quote unaveraged or cumulative total returns in performance advertisements, which reflect the change in the value of an investment in the Portfolio over a stated period. PFPC calculates cumulative total return for each Portfolio for a specific period of time by assuming an initial investment of $1,000 in shares of the Portfolio and the reinvestment of dividends and other distributions. PFPC then determines the percentage rate of return on the hypothetical $1,000 investment by: (i) subtracting the value of the investment at the beginning of the period from the value of the investment at the end of the period; and (ii) dividing the remainder by the beginning value. The Large Cap Growth Equity Portfolio's cumulative total return was, for the fiscal year ended December 31, 1998: 23.58%; for the five years ended December 31, 1998: 150.86%; and for the ten years ended December 31, 1998: 408.26%.

         Average annual and cumulative total returns for the Portfolios may be quoted as a dollar amount, as well as a percentage, and may be calculated for a series of investments or a series of redemptions, as well as for a single investment or a single redemption, over any time period. Total returns may be broken down into their components of income and capital gain (including capital gain distributions and changes in share price) to illustrate the relationship of those factors and their contributions to total return.

         The Portfolios may also from time to time along with performance advertisements, present their investments in the form of a "Schedule of Investments" included in the Annual Report to the shareholders of the Fund. A copy of the Annual Report to the Fund's Shareholders as of and for the fiscal year ended December 31, 1998, is attached hereto and incorporated by reference.

         COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare performance figures to the performance of other mutual funds tracked by mutual fund rating services, to unmanaged indexes or unit investment trusts with similar holdings or to individual securities.

         From time to time, in marketing and other literature, a Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         Because the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Portfolio's investment policies and investments, the Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

         Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolios. Sources for performance information and articles about the Portfolios may include the following:

ASIAN WALL STREET JOURNAL, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indexes.

CHANGING TIMES, ThE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL TIMES, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

THE FRANK RUSSELL COMPANY, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

GLOBAL INVESTOR, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

INVESTMENT COMPANY DATA, INC., an independent organization that provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper that regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indexes and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA TODAY, a national daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

         In advertising the performance of the Portfolios, the performance of a Portfolio may also be compared to the performance of unmanaged indexes of securities in which the Portfolio invests or to unit investment trusts ("UITs") that hold the same type of securities in which the Portfolio invests.

                              FINANCIAL STATEMENTS

Each Portfolio's financial statements and finacial highlights for the fiscal year ended December 31, 1998, including notes thereto and the report of Ernst & Young L.L.P. thereon, are incorporated herein by reference to the Fund's Annual Report to Shareholders.

                                    APPENDIX

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, in managing a Portfolio, WTC or the sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

         In addition to the products, strategies and risks described below and in the Prospectus, WTC expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as WTC develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. WTC may utilize these opportunities to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

COVER REQUIREMENTS. The Portfolios will not use leverage in their options, futures, and in the case of the International Equity Portfolio, their forward currency contract strategies. Accordingly, the Portfolios will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the Fund's custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Portfolio's assets could impede portfolio management, or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Equity Portfolio, a Portfolio may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Equity Portfolio may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

         Each Portfolio may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

         Each Portfolio may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

         Each Portfolio may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Portfolio may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Portfolio purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

         Each Portfolio may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Portfolio declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio will be obligated to sell the security at less than its market value.

         Each Portfolio may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Portfolio would expect to suffer a loss.

         Each Portfolio may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of indexes on which options are purchased or written.

         Each Portfolio may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Portfolio would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Portfolio would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Each Portfolio may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Portfolio the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Portfolio holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Portfolio holds a put warrant and the value of the underlying index falls, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Portfolio holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Portfolio holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Portfolio does not exercise an index warrant prior to its expiration, then the Portfolio loses the amount of the purchase price that it paid for the warrant.

         Each Portfolio will normally use index warrants as it may use index options. The risks of the Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolio's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Portfolio will write only covered options, and each such option will remain covered so long as the Portfolio is obligated thereby; and

                  (2) no Portfolio will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Portfolio may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Portfolio may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities.

         In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

         (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

         (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Portfolio holds an index option and exercises it before the closing index value for that day is available, the Portfolio runs the risk that the level of the underlying index may subsequently change.

         (5) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Portfolio may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

         Each Portfolio may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities holdings. To the extent that a portion of a Portfolio's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio's holdings. A Portfolio may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities which may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Portfolio intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

         As in the case of a purchase of an index futures contract, a Portfolio may purchase a call option on an index futures contract to hedge against a market advance in securities that the Portfolio plans to acquire at a future date. The Portfolio may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Portfolio. This is analogous to writing covered call options on securities. The Portfolio also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio.

         The International Equity Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Portfolio may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Portfolio's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Portfolio of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Portfolio may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Portfolio against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Portfolio may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Portfolio may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Portfolio may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Portfolio may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies. These guidelines may be modified by the Board of Trustees without shareholder vote.

                  (1) The Portfolio will engage only in covered futures transactions, and each such transaction will remain covered so long as the Portfolio is obligated thereby.

                  (2) The Portfolio will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Portfolio upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Portfolio purchases a contract and the value of the contract rises, the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Portfolio is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Portfolio's obligations to or from a clearing organization.

         Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         In considering a Portfolio's use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by a Portfolio of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Portfolio has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities, a Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Portfolio intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

         (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

         (6) As is the case with options, a Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Portfolio also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

         Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Equity Portfolio's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

         As with other options and futures positions, the International Equity Portfolio's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Portfolio will not purchase or write such positions unless and until, in WTC's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, the Portfolio will not enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

         Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Equity Portfolio may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

         The Portfolio may enter into forward currency contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Portfolio also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that WTC or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when WTC or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Portfolio's securities holdings denominated in such foreign currency.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WTC and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At or before the maturity date of a forward contract requiring the Portfolio to sell a currency, the Portfolio may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.